UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 20, 2005


                            HealthSouth Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


              1-10315                                 63-0860407
              -------                                 ----------
      (Commission File Number)             (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

           (a)    Robert P. May Restricted Stock Award

                  As announced by HealthSouth Corporation on our Current Report on Form 8-K dated September 6, 2005, Robert P. May resigned from the HealthSouth Board of Directors and as Chairman of the Board of Directors, effective October 1, 2005. As previously reported, HealthSouth granted to Mr. May, 26,270 shares of restricted common stock (the "Subject Shares") pursuant to the terms of an individual restricted stock agreement, dated March 1, 2005, between HealthSouth and Mr. May which is filed as Exhibit 10 to our Current Report on Form 8-K dated March 1, 2005 (the "Restricted Stock Agreement"). The Subject Shares granted to Mr. May pursuant to the Restricted Stock Agreement were subject to certain restrictions on transfer and events of forfeiture if Mr. May ceased to be a member of the HealthSouth Board of Directors.

                  On October 20, 2005, in recognition of Mr. May's valuable service and dedication to HealthSouth and its Board of Directors, the Special Committee of the Board of Directors approved the removal of all of the restrictions on transfer (other than those relating to the federal securities laws) and forfeiture provisions under the Restricted Stock Agreement such that all Subject Shares have vested and all restrictions upon transfer applicable to such Subject Shares (other than those relating to the federal securities laws) have terminated.

                  Finance Committee

                  As previously reported in HealthSouth's Annual Report on Form 10-K for the fiscal years ended December 31, 2003 and 2002, filed with the SEC on June 27, 2005, HealthSouth's directors receive an annual cash retainer of $45,000 plus $2,000 per Board of Directors or Special Committee of the Board of Directors meeting attended in person, $1,000 per meeting attended by telephone, and $1,000 per committee meeting attended. Currently, the chair of the Audit Committee receives an additional $25,000 per year, the chair of the Compensation Committee receives an additional $15,000 per year, and the chairs of the Corporate Compliance Committee and the Nominating/Corporate Governance Committee each receive an additional $10,000 per year.

                  On October 20, 2005, the Special Committee of the Board of Directors determined that the chair of the Finance Committee, which is responsible for assisting the Board of Directors in the oversight of the use and development of HealthSouth's financial resources, receive an additional $10,000 per year. Steven R. Berrard is currently the chair of the Finance Committee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HealthSouth Corporation


                                     By: /s/ Gregory L. Doody
                                        -------------------------------------
                                        Name:  Gregory L. Doody
                                        Title: Executive Vice President,
                                               General Counsel and Secretary


Dated:  October 25, 2005